                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    May 7, 1999
                                                   ------------------



                             Virtual Telecom, Inc.
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                         0-22351                98-0162893
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)




     12, Av. des Morgines 1213 Petit-Lancy 1, Geneva Switzerland       N/A
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          (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    011-4122-879-0879
                                                   ---------------------



                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

      Not applicable.

Item 2.  Acquisition or Disposition of Assets.

      Not applicable.

Item 3.  Bankruptcy or Receivership.

      Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 5.  Other Events.

      Effective May 7, 1999, the Company amended its Certificate of Incorporation to change its corporate name to FirstQuote Inc.

Item 6.  Resignations of Registrant's Directors.

      Not applicable.

Item 7.  Financial Statements and Exhibits.

      (a)  Financial Statements.
           --------------------

              Not applicable.

      (b)  Exhibits.
           --------

             3.3 Certificate of Amendment to Certificate of Incorporation of the Company


Item 8.  Change in Fiscal Year.

      Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      Not applicable.

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                                    SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Virtual Telecom, Inc.
                                    (Registrant)



Date:  May 10, 1999             By: /S/   Neil Gibbons
                                    -------------------
                                    Neil Gibbons, President


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